UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
November 20, 2014
Date of Report (Date of earliest event reported):

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue Mountain View, CA 94043
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 20, 2014, Intuit Inc. announced its financial results for the fiscal quarter ended October 31, 2014 and provided forward-looking guidance. A copy of the press release is attached to this Report as Exhibit 99.01.
The information in this Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
ITEM 8.01 OTHER EVENTS.
On November 20, 2014, Intuit also announced that its Board of Directors approved a cash dividend of $0.25 per share. The cash dividend will be paid on January 20, 2015 to shareholders of record as of the close of business on January 9, 2015. Future declarations of dividends and the establishment of future record dates and payment dates are subject to the final determination of the Intuit Board of Directors. A copy of the press release announcing the cash dividend is furnished as Exhibit 99.01 to this Report.
In September 2014, H. Tayloe Stansbury, Senior Vice President of Intuit Inc., adopted a stock trading plan related to the exercise of 42,899 stock options and the sale of the underlying Intuit Inc. common stock, the sale of up to 41,914 shares of Intuit common stock issuable under restricted stock unit awards, and the sale of 237 shares of Intuit common stock acquired through the Intuit. Inc. Employee Stock Purchase Plan. Subject to the terms and conditions of this plan, a brokerage firm may periodically sell the issued shares at predetermined minimum prices from November 2014 to September 2015.
In September 2014, Brad D. Smith, President and Chief Executive Officer and a director of Intuit Inc., adopted stock trading plans related to gifts and sales of up to 11,666 shares and up to 133,333 shares of Intuit Inc. common stock, respectively. Subject to the terms and conditions of these plans, a brokerage firm may periodically transfer, in the case of shares to be gifted, and sell shares at predetermined minimum prices from November 2014 to September 2015.
These plans are intended to satisfy the requirements of Rule 10b5-1 of the Exchange Act and were adopted in accordance with Intuit's policies regarding securities transactions. Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock.
Transactions under these plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.01	Press release issued on November 20, 2014, reporting financial results for the quarter ended October 31, 2014 and announcing the cash dividend.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 20, 2014	INTUIT INC.

		By:	/s/ R. Neil Williams
R. Neil Williams
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release issued on November 20, 2014, reporting financial results for the quarter ended October 31, 2014 and announcing the cash dividend.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.